UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 30, 2020

FIRST MID BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13368	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1421 CHARLESTON AVENUE, MATTOON, IL 61938
(Address of Principal Executive Offices) (Zip Code)

(217) 234-7454
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2020, First Mid Bancshares, Inc. (the "Company") issued a press release to report its results of operations and financial condition as of and for the quarter and year-to-date period ended June 30, 2020.  A copy of this press release is included in Exhibit 99.1 to this Form 8-K and incorporated into this item 2.02 by reference.

Item 7.01. Regulation FD Disclosure.

On June 30, 2020, the Company posted an investor presentation on its website.  A copy of the presentation is attached as Exhibit 99.2.

The information in this Form 8-K, and attached exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release of the Company, dated June 30, 2020

99.2	Investor Presentation of First Mid Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Date: July 30, 2020	By:	/s/ Joseph R. Dively
Joseph R. Dively
Chairman and Chief Executive Officer